                                                                    EXHIBIT 10.1

                          TAX REIMBURSEMENT AGREEMENT
                          ---------------------------



     This Tax Reimbursement Agreement (the "Agreement"), dated as of June 18, 1998, is by and between Empress Entertainment, Inc. (the "Company") and the Stockholders of the Company listed on the Signature Pages hereto (each a "Stockholder and, collectively, the "Stockholders").


                                   Recitals:
                                   --------

     WHEREAS, the Company has entered into that certain Indenture (the "Indenture"), dated as of June 18, 1998, by and among the Company, the Guarantors and U.S. Bank Trust National Association, as trustee (the "Trustee"), pursuant to which the Company is permitted to make distributions of Tax Amounts (as defined in the Indenture) to its Stockholders with respect to each tax year that the Company receives a Certificate from an officer of the Company, and an opinion of counsel to the Company, that the Company qualifies as an S Corporation under the Internal Revenue Code of 1986, as amended, or any similar provisions of state or local law.

     WHEREAS, the Indenture provides that the Company shall enter into a binding agreement with its Stockholders to provide for the reimbursement of the Company by its Stockholders for the positive differences between the amounts distributed to such Stockholders from time to time for the payment of taxes with respect to a tax year (the "Distributed Tax Amount") and the Tax Amount (as defined in the Indenture).

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Reimbursement of Certain Distributed Amounts.  Within 40 days of the
          --------------------------------------------
earlier of Company's filing of Internal Revenue Service Form 1120S (the "1120S") for the applicable taxable year or the last date such form is required to be filed (without regard to extensions) (the "Determination Date"), the Company shall determine (i) the Distributed Tax Amount and (ii) the Tax Amount for such taxable year.

     With respect to each of the Company's taxable years, each of the Stockholders hereby agrees to make a contribution of capital to the Company (within 5 business days of the Determination Date) in an amount equal to such Stockholder's allocable share of the excess, if any, of the Distributed Tax Amount over the Tax Amount. A Stockholder's allocable share of the excess, if any, of the Distributed Tax Amount over the Tax Amount is equal to the product of (i) such excess and (ii) the Tax Amount distributed to such Stockholder for the relevant year divided by the Tax Amounts distributed to all Stockholders for such year.

     2.   Amendments and Modification.  This Agreement may only be amended in a
          ---------------------------
writing signed by the parties hereto; provided, that any such amendment must be
                                      --------
approved by the consent of the holders of a majority in aggregate principal amount outstanding of the 8% Senior Unsecured Subordinated Notes due 2006 of the Company issued pursuant to the Indenture. Notwithstanding the foregoing, the parties may, without the consent of any Holder of Notes, amend this Agreement to cure any ambiguity, defect or inconsistency herein.

     3.   Notices.  All notices, payments, requests, reports, information and
          -------
other communications, as applicable, between the parties hereto shall be in writing and shall be sufficiently given if made by hand delivery, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                    if to the Company:

                    Empress Entertainment, Inc.
                    P. O. Box 2789
                    Joliet, Illinois 60434
                    Attn:     Chief Financial Officer
                    Fax: (815) 744-5818

                    if to the Stockholders:

                    c/o Peter Ferro, Jr.
                    19941 Manhattan Road
                    Elwood, Illinois 60421
                    Fax: (815) 726-5614

                    if to the Trustee:

                    U.S. Bank Trust National Association
                    180 East 5th Street
                    St. Paul, Minnesota 55101
                    Attn:     Corporate Trust Department
                    Fax: (612) 244-0711

     4.   Governing Law and Severability.  The terms of this Agreement shall be
          ------------------------------
governed by and construed under the internal laws of the State of Illinois, without giving effect to principles of conflicts of law. In the event any provision of this Agreement shall be determined to be invalid, such provision shall be severed from this Agreement and all remaining parts of this Agreement shall continue in full force and effect in accordance with its terms as though the invalid, illegal or unenforceable portion had never been part of this Agreement.

     5.   Interpretation.  Whenever the provisions of this Agreement and the
          --------------
provisions of the Indenture relating hereto shall be inconsistent, the provisions of the Indenture shall govern. Whenever used herein, the singular number shall include the plural, the plural, the singular, and the word "Company" shall include its successors and assigns.

     6.   Entire Agreement.  Other than as set forth in Section 5 above, this
          ----------------
Agreement contains the entire understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, contracts or understandings between the parties with respect to the subject matter hereof.

     7.   No Third Party Beneficiary Rights.  This Agreement is not intended to
          ---------------------------------
and shall not be construed to give any person or entity other than the parties signatory hereto and the Trustee on behalf of the holders of the Notes, any interest or rights (including, without limitation, any third party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

     8.   Assignability and Binding Effect.  No party hereto shall assign any of
          --------------------------------
his or her rights under this Agreement without the prior written consent of each of the other parties hereto. Subject to the provisions of the preceding sentence, all the terms and conditions of this Agreement shall be binding upon the parties hereto and their heirs, legatees, legal representatives, successors and assigns, and shall inure to the benefit of all the foregoing.

     9.   Counterparts.  This Agreement may be executed in counterparts and each
          ------------
such counterpart shall be deemed an original, irrespective of the date of its execution and delivery, and said counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                                                  EMPRESS ENTERTAINMENT, INC.
                                                  By: /s/ Peter A. Ferro, Jr.
                                                     ----------------------------------
                                                  Title: Chief Executive Officer
                                                        -------------------------------

STOCKHOLDERS:


/s/ Peter A. Ferro                                /s/ Robert W. Kegley, Sr.
-------------------------------------             -------------------------------------
Peter A. Ferro, Jr. individually and as voting    Robert W. Kegley, Sr.
 trustee

/s/ Charles P. Hammersmith, Jr                    /s/ William J. McEnery
-------------------------------------             -------------------------------------
Charles P. Hammersmith, Jr.                       William J. McEnery, individually and
                                                  as trustee

/s/ Thomas J. Lambrecht                           /s/ William J. Sabo
-------------------------------------             -------------------------------------
Thomas J. Lambrecht                               William J. Sabo

_____________________________________             _____________________________________
Edward T. McGowan, individually and as            Gayle M. Franzen
 trustee

THE MELISSA KATE LAMBRECHT                        THE PAUL JOHN LAMBRECHT TRUST
 TRUST U/T/A DATED MAY 3, 1993                    U/T/A DATED MAY 3, 1993

    /s/ William J. Sabo                               /s/ William J. Sabo
By:----------------------------------             By:----------------------------------
   William J. Sabo, Co-Trustee                       William J. Sabo, Co-Trustee

By: /s/ Peter A. Ferro, Jr.                       By: /s/ Peter A. Ferro, Jr.
   ----------------------------------               -----------------------------------
   Peter A. Ferro, Jr., Co-Trustee                   Peter A. Ferro, Jr., Co-Trustee

THE MATTHEW THOMAS LAMBRECHT
 TRUST U/T/A DATED MAY 3, 1993

    /s/ William J. Sabo                            /s/ Martin McNally
By:__________________________________             -------------------------------------
   William J. Sabo, Co-Trustee                    Martin McNally

By: /s/ Peter A. Ferro, Jr.
   ----------------------------------
   Peter A. Ferro, Jr., Co-Trustee

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